EQ Advisors TrustSM

Supplement dated February 13, 2009 to the

Prospectus dated May 1, 2008

This Supplement replaces certain information contained in the above-dated Prospectus. Unless indicated otherwise, this Supplement does not supersede the Prospectus dated May 1, 2008. This Supplement replaces certain information about the Class IA and Class IB shares of the EQ/PIMCO Real Return Portfolio contained in the above dated Prospectus that you can choose as an investment alternative. Each Portfolio has its own investment objective and strategies that are designed to meet certain investment goals. This Supplement describes additional information about important changes to the Portfolio’s investment objective, investment strategy and name that will take effect on or about May 1, 2009. This Supplement contains information you should know before investing. You may obtain an additional copy of the Prospectus, free of charge, by writing to the EQ Advisors Trust (the “Trust”) at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

EQ/PIMCO Real Return Portfolio*

*	Effective on or about May 1, 2009, the name of the EQ/PIMCO Real Return Portfolio will change to the “EQ/PIMCO Ultra Short Bond Portfolio.”

EQ/PIMCO Real Return Portfolio

The Board of Trustees of the Trust has approved changes to the investment strategy of the Portfolio.

Change In Investment Objective, Investment Strategy and Name

Effective on or about May 1, 2009, the Portfolio’s investment objective and investment strategy will change as set forth below. On that date, the Portfolio’s Investment Objective and Investment Strategy as stated in the Portfolio’s Prospectus will be deleted and replaced with the following:

INVESTMENT OBJECTIVE: Seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities of varying maturities issued by U.S and non-U.S. governments, their agencies or instrumentalities and corporations. The average Portfolio duration is expected to be less than one year. Although the Portfolio invests primarily in investment grade securities, it may invest up to 10% of its total assets in high yield securities, also known as “junk bonds.” For purposes of this Portfolio, junk bonds are rated B or higher by Moody’s Investor Services, Inc., Standard & Poor’s Corporation or Fitch, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

The Portfolio may also invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio also may invest in securities of issuers located in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 5% of the Portfolio’s total assets. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities. The Portfolio, may without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio also may invest up to 10% of its total assets in preferred stocks. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

Effective on or about May 1, 2009, the Portfolio’s name will change to “EQ/PIMCO Ultra Short Bond Portfolio,” consistent with this change in investment strategy.

The Principal Risks

The information in the section “The Principal Risks” is hereby supplemented with the following.

The following is added as a principal risk of the Portfolio:

•	Equity Risk

Effective on or about May 1, 2009, “Loan Participation and Assignment Risk” is hereby deleted as a Principal Risk of the Portfolio.

Portfolio Fees and Expenses and Management Team

The Portfolio’s fees and expenses are not expected to change as a result of the investment strategy changes discussed above. Further, Pacific Investment Management Company LLC (“PIMCO”) will continue to serve as the Adviser to Portfolio. More information on Fees and Expenses of the Portfolio may be found in the Trust Prospectus under the heading “Portfolio Fees And Expenses.” More information about the Adviser may be found in the Trust Prospectus under the heading “Who Manages the Portfolio.”